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                                  EXHIBIT 10.5

        THIS INDENTURE OF LEASE, entered into this 20th day of December, 1999, between Hanlin and Weathers, Richard L. Hanlin and Wilma L. Hanlin, Trustees of the Richard L. Hanlin Revocable Trust and Thomas Weathers hereinafter called the lessor, and Territorial Inns Management, Inc. (Richard Kearns, CEO), hereinafter called the lessee,

        WITNESSETH: In consideration of the covenants herein, the lessor hereby leases unto the lessee those certain premises, as is, situated in the City of Lebanon, County of Linn and State of Oregon, hereinafter called the premises, described as follows:

               2500 S. Main Road

               A parcel of land situated in the Southeast Quarter of the Southeast Quarter of Section 15, Township 12 South, Range 2 West, Willamette Meridian, Linn County, Oregon, described as follows:
        Beginning at a 1/2 inch iron rod marking the Southwest corner of that property described in the Deed to Morgan Enterprises, Inc. recorded in Microfilm Volume 237, Page 863, Linn County Records of Deeds; thence South 240.03 feet to the North line of Walker Road at a point 23.48 feet West of a 1/2 inch iron pipe marking the Southwest corner of that property described in deed to the Circle K Corporation, recorded in Microfilm Volume 223, Page 837, Linn County Records; thence East 23.48 feet to said 1/2 inch iron pipe, thence North 0 degrees 12'30," East
        115. feet to the Northwest corner of the said property deeded to the Circle K Corporation, thence North 89 degrees 57'30" East along the North line and the North line extended of said the Circle K Corporation property 135.00 feet to the West line of South Main Street, thence North along said West line, 115.60 feet to a 1/2 inch iron rod marking an angles point in said West line and the Southeast corner of said Morgan Enterprises property; thence North 86 degrees 37'30" West, 159.88 feet along the South line of said Morgan Enterprises property to the point of beginning.

        To Have and to Hold the premises commencing with the __________ day of December, 1999, and ending at midnight on the __________ day of December, 2009, for a rental of $375,000 for the whole term, which lessee agrees to pay, at P.O. Box 1022, City of Roseburg, State of OR 97470, at the following times and in the following amounts, to wit:

               $3125.00 per month. Rent shall be payable on the first day of each month in advance. Rent shall be prorated from December __________, 1999, through December 31, 1999.

               Time is of the essence of the performance of each of Lessee's obligations under this Lease.

        In consideration of the leasing of the premises and of the mutual agreements herein contained, the parties agree as follows:

        (1) LESSEE'S ACCEPTANCE OF LEASE. The lessee accepts this letting and agrees to pay to the order of the lessor the monthly rentals above stated for the full term of this lease, in advance, at the times and in the manner aforesaid.
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        (2a) USE OF PREMISES. The lessee shall use the premises during the term of this lease for the PREMISES conduct of the following business: Management and general offices and for no other purpose whatsoever without lessor's written consent.

        (2b) The lessee will not make any unlawful, improper of offensive use of the premises; the lessee will not suffer any strip or waste thereof; the lessee will not permit any objectionable noise or odor to escape or to be emitted from the premises or do anything or permit anything to be done upon or about the premises in any way tending to create a nuisance; the lessee will not sell or permit to be sold any product, substance or service upon or about the premises, excepting such as lessee may be licensed by law to sell and as may be herein expressly permitted.

        (2c) The lessees will not allow the premises at any time to fall into such a state of repair or disorder as to increase the fire hazard thereon; the lessee will not install any power machinery on the premises except under the supervision and with written consent of the lessor; the lessee will not store gasoline or other highly combustible materials on the premises at any time; the lessee will not use the premises in such a way or for such a purpose that the fire insurance rate on the improvements on the premises is thereby increased or that would prevent the lessor from taking advantage of any rulings of any agency of the state in which the premises are situated, or which would allow the lessor to obtain reduced premium rates for long term fire insurance policies.

        (2d) The lessee shall comply at lessee's own expense with all laws and regulations of any municipal, county, state, federal or other public authority respecting the use of the premises. These include, without limitation, all laws, regulations and ordinances pertaining to air and water quality, Hazardous Materials as herein defined, waster disposal, air emissions, and other environmental matters. As used herein, Hazardous Material means any hazardous or toxic substance, material, or waste, including but not limited to those substances, materials, and waste listed in the U.S. Department of Transportation Hazardous Materials Table or by the U.S. Environmental Protection Agency as hazardous substances and amendments thereto, petroleum products or such other substances materials, and waster that are or become regulated under any applicable local, state, or federal law.

        (2e) The lessee shall regularly occupy and use the premises for the conduct of lessee's business, and shall not abandon or vacate the premises for more than ten days without written approval of lessor.

        (2f) Lessee shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the premises by lessee, its agents, employees, contractors, or invitees without the prior written consent of lessor, which consent will not be unreasonably withheld so long as lessee demonstrates to lessor's reasonable satisfaction what such Hazardous Material is necessary or useful to lessee's business and will be used, kept, and stored in a matter that will comply at all times with all laws regulating any such Hazardous Material so brought upon or used or kept on or about the premises.

        (3) UTILITIES. The lessee shall pay for all heat, light, water, power, and other services or utilities used on the premises during the term of this lease.

        (4a) REPAIR AND IMPROVEMENTS. The lessor shall not be required to make any repairs, alterations, additions or improvements to or upon the premises during the term of this lease, except only those hereinafter specifically provided for; the lessee hereby agrees to maintain and keep the premises, including all interior and exterior walls and doors, heating ventilation and cooling systems, interior wiring, plumbing and drain pipes to sewers or septic tank, in good order and repair during the entire term of this lease, at lessee's own cost and expense, and to replace all glass which may be broken or damaged

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during the term hereof in the windows and doors of the premises with glass of as good or better quality as that now in use; it is further agreed that the lessee will make no alterations, additions or improvements to or upon the premises without the written consent of the lessor first being obtained.

        (4b) The lessee agrees to make all necessary structural repairs to the building, including exterior walls, foundation, roof, gutters and downspouts, and the abutting sidewalks. The lessor reserves and at any and all times shall have the right to alter, repair or improve the building of which the premises are a part, or to add thereto, and for that purpose at any time may erect scaffolding and all other necessary structures about the premises with such materials as lessor may deem necessary therefor, and lessee waives any claim to damages, including loss of business resulting therefrom.

        (5) LESSOR'S RIGHT OF ENTRY. It shall be lawful for the lessor, the lessor's agents and representatives, at any reasonable time to enter into or upon the premises for the purpose of examining into the condition thereof, or for any other lawful purpose.

        (6) RIGHT OF ASSIGNMENT. The lessee will not assign, transfer, pledge, hypothecate, surrender or dispose of this lease or any interest herein, sublet, or permit any other person or persons whomsoever to occupy the premises without the written consent of the lessor being first obtained in writing; this lease is personal to lessee; lessee's interests, in whole or in part, cannot be sold, assigned, transferred, seized or taken by operation at law, or under or by virtue of any execution or legal process, attachment or proceedings instituted against the lessee, or under or by virtue of any bankruptcy or insolvency proceedings had in regard to the lessee, or in any other manner, except as above mentioned.

        (7) LIENS. The lessee will not permit any lien of any kind, type or description to be placed or imposed upon the improvements in which the premises are situated, or any part thereof, or the land on which they stand.

        (8) ICE, SNOW DEBRIS. If the premises are located at street level, then at all times lessee shall keep the sidewalks in front of the premises free and clear of ice, snow, rubbish, debris and obstruction; and if the lessee occupies the entire building, the lessee will not permit rubbish, debris, ice or snow to accumulate on the roof of the building so as to stop up or obstruct gutters or downspouts or cause damage to the roof, and will save harmless and protect the lessor against any injury whether to lessor or to lessor's property or to any other person or property caused by lessee's failure in that regard.

        (9) OVERLOADING OF FLOORS. The lessee will not overload the floors of the premises in such a way as to cause any undue or serious stress or strain upon the building in which the premises are located, or any part thereof, and the lessor shall have the right, at any time, to call upon any competent engineer or architect whom the lessor may choose, to decide whether or not the floors of the premises, or any part thereof are being overloaded so as to cause any undue or serious stress or strain on the building, or any part thereof, and the decision of the engineer or architect that the stress or strain is such as to endanger or injure the building, or any part thereof, then and in that event the lessee agrees immediately to relieve the stress or strain, either by reinforcing the building or by lightening the load which causes such stress or strain, in a manner satisfactory to the lessor.

        (10) ADVERTISING SIGNS. The lessee will not use the outside walls of the premises, or allow signs or devices of any kind to be attached thereto or suspended therefrom, for advertising or displaying the name or business of the lessee or for any purpose whatsoever without the written consent of the lessor; however, the lessee may make use of the windows of the premises to display lessee's name and business when the workmanship of such signs shall be of good quality and permanent nature;

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provided further that the lessee may not suspend or place within said windows or paint thereon any banners, signs, sign-boards or other devices in violation of the intent and meaning of this action.

        (11) LIABILITY INSURANCE. At all times during the term hereof, the lessee will, at the lessee's own INSURANCE expense, keep in effect and deliver to the lessor liability insurance policies in form, and with an insurer, satisfactory to the lessor. Such policies shall insure both the lessor and the lessee against all liability for damage to persons or property in, upon, or about the premises. The amount of such insurance shall be not less that $1,000,000.00 for injury to one person, not less than $1,000,000.00 for damage to property, or a combined single limit of not less than $1,000,000.00. It shall be the responsibility of lessee to purchase casualty insurance with extended coverage so as to insure any structure on the premises against damage caused by fire or the effects of fire (smoke, hear, means of extinguishment, etc.) or any other means of loss. It shall be the responsibility of the lessee to insure all of the lessee's belongings upon the premises, of whatsoever nature, against the same. With respect to these policies, lessee shall cause the lessor to be named as an additional insured party. Lessee agrees to and shall indemnify and hold lessor harmless against any and all claims and demands arising from the negligence of the lessee, lessee's officers, agents, invitees and/or employees, as well as those arising from lessee's failure to comply with any covenant of this lease on lessee's part to be performed, and shall at lessee's own expense defend the lessor against any and all suits or actions arising out of such negligence, actual or alleged, and all appeals therefrom and shall satisfy and discharge any judgment which may be awarded against lessor in any such suit or action. Casualty insurance shall be in an amount approved.

        (12) FIXTURES. All partitions, plumbing, electrical wiring, additions to or improvements upon the premises, whether installed by the lessor or lessee, shall be and become a part of the building in which the premises are located as soon as installed and the property of the lessor unless otherwise herein provided.

        (13) LIGHT AND AIR. This lease does not grant any rights of access to light and air over the premises or any adjacent property.

        (14) DAMAGE BY CASUALTY, FIRE, AND DUTY TO REPAIR. In the event of the destruction of the improvements in which the premises are located by fire or other casualty, either party hereto may terminate this lease as of the date of fire or casualty, provided, however, that in the event of damage to the improvements by fire or other casualty to the extent of 25 percent or more of the sound value thereof, the lessor may or may not elect to repair the same; written notice of lessor's election shall be given lessee within fifteen days after the occurrence of the damage; if notice is not so given, lessor conclusively shall be deemed to have elected not to repair; in the event lessor elects not to repair, then and in that even this lease shall terminate with the date of the damage; but if the improvements in which the premises are located be but partially destroyed and the damage so occasioned shall not amount to the extent indicated above, or if greater than said extent and lessor elects to repair, as aforesaid, then the lessor shall repair the same with all convenient speed and shall have the right to take possession of and occupy, to the exclusion of the lessee, all or any part thereof in order to make the necessary repairs, and the lessee hereby agrees to vacate upon request, all or any part thereof which the lessor may require for the purpose of making necessary repairs, and the lessee hereby agrees to vacate upon request, all or any part thereof which the lessor may require for the purpose of making necessary repairs, and for the period of time between the day of such damage and until such repairs have been substantially completed there shall be such an abatement of rent as the nature of the injury or damage and its interference with the occupancy of the premises by the lessee shall warrant; however, if the premises be but slightly injured and the damage so occasioned shall not cause any material interference with the occupation of the
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premises by lessee, then there shall be no abatement of rent and the lessor shall repair the damage with all convenient speed.

        (15) WAIVER OF SUBROGATION RIGHTS. Neither the lessor nor the lessee shall be liable to the other for loss arising out of damage to or destruction of the premises, or the building or improvement of which the premises are a part or with which they are connected, or the contents of any thereof, when such loss is caused by any of the perils which are or could be included within or insured against by a standard form of fire insurance with extended coverage, including sprinkler leakage insurance, if any. All such claims caused by the negligence of either lessor or lessee or by any of their respectable agents, servants or employees. It is the intention and agreement of the lessor and the lessee that the rentals reserved by this lease have been fixed in contemplation that both parties shall gully provide their own insurance protection at their own expense, and that both parties shall look to their respectable insurance carriers for reimbursement of any such loss, and further, that the insurance carriers involved shall not be entitled to subrogation under any circumstances against any party to this lease. Neither the lessor not the lessee shall have any interest or claim in the other's insurance policy or policies, or the proceeds thereof, unless specifically covered therein as a joint assured.

        (16) EMINENT DOMAIN. In case of the condemnation or purchase of all or any substantial part of the premises by any public or private corporation with the power of condemnation this lease may be terminated, effective on the date possession is taken by either party hereto on written notice to the other and in that case the lessee shall not be liable for any rent after the termination date. Lessee shall not be entitled to and hereby expressly waives any right to any part of the condemnation award or purchase price.

        (17) FOR SALE AND FOR FOR RENT SIGNS During the period of 60 days prior to the date above fixed for the termination of this lease, the lessor herein may post on the premises or in the windows thereof signs of moderate size notifying the public that the premises are "for sale" or "for lease."

        (18) DELIVERING UP PREMISES ON TERMINATION. At the expiration of the lease term or upon any sooner termination thereof, the lessee will quit and deliver up the premises and all future erections or additions to or upon the same, broom-clean, to the lessor or those having lessor's estate in the premises, peaceably, quietly, and in as good order and condition, reasonable use and wear thereof, damage by fire, unavoidable casualty and the elements alone excepted, as the same are now in or hereafter may be put in by the lessor.

        (19) ADDITIONAL COVENANTS OR EXCEPTIONS. The intent and agreement between parties is that this lease shall be a N-N-N** lease, that is, with lessee bearing all costs of operation and maintenance. Lessee agrees to have all of the outside weather sealed with "Olympic" typed applied no later than 9/15/2000. Lessee will also have gutters and downspouts cleaned within 60 days. Lessor will remove and/or replace certain trees at their own expense.

**N-N-N means that Lessee pays real and personal property taxes and assessments, all insurance, including but not limited to liability and fire insurance with extended coverage including sprinkler leakage insurance and all repairs and maintenance and all other costs and expenses associated with ad related to the premises.

The rights of assignment as set our in paragraph 6 of the Lease shall apply to any transfer of a controlling interest in Territorial Inns Management, that is, Lessee may not transfer, assign or dispose of the controlling interest in said corporation without the written consent of Lessor being first obtained in
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writing. Lessee shall provide to Lessor proof of insurance coverage for all insurance required under this Lease on or before Dec. 20th of each year. Each insurance policy for which Lessee is responsible to pay shall contain a provision that the policy cannot be canceled by the insurance company without giving Lessor ten days written notice.

        ATTACHMENT, BANKRUPT, DEFAULT PROVIDED, ALWAYS, and these presents are upon these conditions, that (1) if the lessee shall be in arrears in the payment of rent for a period of ten days after the same becomes due, or (2) if the lessee shall fail or neglect to perform or observe any of the covenants and agreements contained herein on lessee's part to be done, kept, performed and observed and such default shall continue for ten days or more after written notice of such failure or neglect shall be given to lessee, or (3) if the lessee shall be declared bankrupt or insolvent according to law, or (4) if any assignment of lessee's property should be made for the benefit of credit, or (5) if on the expiration of this lease lessee fails to surrender possession of the premises, the lessor or those having lessor's estate in the premises, may terminate this lease and, lawfully, at lessor's option immediately or at any time thereafter, without demand or notice, enter into and upon the premises and every part thereof and reposes the same, and expel lessee and those claiming by, through and under lessee and remove lessee's effects at lessee's expense, forcibly if necessary and store the same, all without being deemed guilty of trespass and without prejudice to any remedy which otherwise might be used for arrears of rent or preceding breach of covenant.

        Neither the termination of this lease by forfeiture not the taking or recovery of possession of the premises shall deprive lessor of any other action, right, or remedy against lessee for possession, rent or damages, nor shall any omission by lessor to enforce any forfeiture, right or remedy to which lessor may be entitled be deemed a waiver by lessor of the right to enforce the performance of all terms and conditions of this lease by lessee.

        In the event of any re-entry by lessor, lessor may lease or relet the premises in whole or in part to any tenant or tenants who may be satisfactory to lessor, for any duration, and for the best rent, terms and conditions as lessor may reasonably obtain. Lessor shall apply the rent received from any such tenant first to the cost of retaking and reletting the premises, including remodeling required to obtain any such tenant, and then to any arrears of rent and future rent payable under this lease and any other damages to which lessor may be entitled hereunder.

        Any property which lessee leaves on the premises after abandonment or expiration of the lease, or for more than ten days after any termination of the lease by landlord, shall be deemed to have been abandoned, and lessor may remove and sell the property at public or private sale as lessor sees fit, without being liable for any prosecution therefor or for damages by reason thereof, and the net proceed of any such sale shall be applied toward the expenses of landlord and rent as aforesaid, and the balance of such amounts, if any, shall by held for and paid to the lessee.

        In the event the lessee for any reason shall hold over after the expiration of this lease, such holding over shall not be deemed to operate as a renewal or extension of this lease, but shall only create a tenancy of sufferance which may be terminated at will at any time by the lessor.

        ATTORNEY FEES AND COURT COSTS. In case suit or action is instituted to enforce compliance with any of the terms, covenants or conditions of this lease, or to collect the rental which may become COURT COSTS due hereunder, or any portion thereof, the losing party agrees to pay the prevailing parties reasonable attorney fee incurred throughout such proceeding, including at trial, on appeal, and for post-judgment collection. The lessee agrees to pay and discharge all lessor's cases and

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expenses, including lessor's reasonable attorney's fees that shall arise from enforcing any provision or covenants of this lease even though no suit or action is instituted.

        Should the lessee be or become the debtor in any bankruptcy proceeding, voluntarily, involuntarily or otherwise, either during the period this lease is in effect or while there exists any outstanding obligation of the lessee created by this lease in favor of the lessor, the lessee agrees to pay the lessor's reasonable attorney fees and costs which the lessor may incur as the resale of lessor's participation in such bankruptcy proceedings. It is understood and agreed by both parties that applicable federal bankruptcy law or rules of procedure may affect, alter, reduce or nullify the attorney fees and cost awards mentioned in the preceding sentence.

        WAIVER Any waiver by the lessor of any breach of any covenant herein contained to be kept and performed by the lessee shall not be deemed or considered as a continuing waiver, and shall not operate to bar or prevent the lessor from declaring a forfeiture for any succeeding breach, either of the same condition or covenant or otherwise.

        NOTICES Any notice required by the terms of this lease to be given by one party hereto to the other or desired so to be given shall be sufficient if in writing, contained in a sealed envelope, and sent first class mail, with postage fully prepaid, and if intended for the lessor herein, then if addressed to the lessor at P.O. Box 1022, Roseburg, Oregon 97471 and if intended for the lessee, then it addressed to the lessee at 2500 S. Main Road, Lebanon, OR. 97355
(541) 451-1414. Any such notice shall be deemed conclusively to have been delivered to the addressee forty-eight hours after the deposit thereof in the U.S. Mail.

        HEIRS AND ASSIGNS. All right, remedies and liabilities herein given to or imposed upon either of the parties ASSIGNS hereto shall extend to inure to the benefit of and bind, as the circumstances may require, the heirs, successors, personal representatives and so for as this lease is assignable by the terms hereof, to the assigns of such parties.

        In construing this lease, it is understood that the lessor or the lessee may be more than one person; that if the context so require, the singular pronoun shall be taken to mean and include the plural, and that generally all grammatical changes shall be made amended and implied to make the provisions hereof apply equally to corporations and individuals.

        IN WITNESS WHEREOF, the parties have executed this lease on the day and year first hereinabove written, any corporation signature being by authority of its Board of Directors.

LESSEE               DATE                LESSOR               DATE
------               ----                ------               ----

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